Share-Based Compensation and Employee Benefit Plan	12 Months Ended
Aug. 25, 2017
Compensation And Retirement Disclosure [Abstract]
Share-Based Compensation and Employee Benefit Plans
(9)	Share-Based Compensation and Employee Benefit Plans
(a)	Share-Based Compensation

Equity Awards

On August 26, 2011, the board of directors adopted the Saleen Holdings, Inc. 2011 Stock Incentive Plan which was amended and restated as of May 18, 2017 and is now known as the SMART Global Holdings, Inc. 2017 Share Incentive Plan (the SGH Plan). The SGH Plan provides for grants of equity awards to employees, directors and consultants of SMART Global Holdings and its subsidiaries. Options granted under the SGH Plan provide the option to purchase SMART Global Holdings’ ordinary shares at the fair value of such shares on the grant date. The options generally vest over a four-year period beginning on the grant date with a two year cliff and then monthly thereafter, and generally have a ten year term. Options granted after August 26, 2011 and before September 23, 2014 have an eight year term. As of August 25, 2017, there were 1,500,000 ordinary shares reserved for issuance under the SGH Plan, of which 1,491,226 ordinary shares were available for grant. As of August 26, 2016, there were 8,099,219 ordinary shares reserved for issuance under the SGH Plan, of which 1,708,433 ordinary shares were available for grant.

In October 2011, the board of directors of Memory approved the SMART Modular Technologies (Global Holdings), Inc. 2011 Share Incentive Plan (the Memory Plan). The Memory Plan provided for grants of equity awards to employees, directors and consultants of Memory and its subsidiaries. Options granted under the Memory Plan provided the option to purchase Memory’s ordinary shares at the fair value of such shares on the grant date. The options generally vest over a four year period beginning on the grant date with a two year cliff and then monthly thereafter, and generally have an eight year term. On January 2, 2015, the Memory Plan was cancelled as a result of the Memory-WWH Merger.

In October 2011, the board of directors of Storage approved the SMART Storage Systems (Global Holdings), Inc. 2011 Share Incentive Plan (the Storage Plan). The Storage Plan provided for grants of equity awards to employees, directors and consultants of Storage and its subsidiaries. Options granted under the Storage Plan provided the option to purchase Storage’s ordinary shares at the fair value of such shares on the grant date. During fiscal 2013 and 2012, certain Memory employees who performed functions for Storage also received option grants under the Storage Plan; these were accounted for as employee awards based on common control and ownership of the two affiliated companies. The options generally vested over a four year period beginning on the grant date with a two year cliff and then monthly thereafter, and generally have an eight year term. On February 12, 2015, the Storage Plan was cancelled as a result of the Storage-Intermediate Merger.

On May 5, 2017, the shareholders of the Company authorized the creation of an additional 530,000,000 ordinary shares and an increase in the share capital  from $700,000 divided into 70,000,000 shares of a par value of $0.01 each, to $6,000,000 divided into 600,000,000 shares of a par value of $0.01 each, followed by the consolidation of all of the 600,000,000 shares with a par value of $0.01 each (issued and unissued)  into 200,000,000 shares with a par value of $0.03 each (issued and unissued). The effect of these actions was that the Company’s ordinary shares were reduced by a one-for-three reverse split, the par value was increased from $0.01 to $0.03 and the authorized ordinary shares increased to 200,000,000 shares on a post-split basis.

Tender Offer

On April 25, 2016, the Company offered the SGH Plan option holders the opportunity to exchange certain outstanding and unexercised grants with exercise prices higher than $11.55 per share, for new replacement grants with the following terms: (a) an exercise price of $11.55 per share, (b) a lower number of shares based on pre-determined formula, (c) a vesting schedule of 2 years with 50% vesting on first anniversary and the balance vesting quarterly over the second year, and (d) a new ten-year term.

On May 23, 2016, the Tender Offer was completed and resulted in 1,652,575 options being cancelled, in exchange for 811,277 replacement options. As a result of the Tender Offer, there was an option modification charge of $2.7 million which will be expensed over the two following years, which is the vesting period of the replacement grants.

Option Exchange

On January 2, 2015, as a result of the Memory-WWH Merger, Memory merged with and into SMART Worldwide and Memory ceased to exist as a separate legal entity. Pursuant to the terms of the merger agreement among Memory, SMART Worldwide and SMART Global Holdings, SMART Global Holdings assumed all unexercised options under the Memory Plan with a continuation of their respective vesting schedules and otherwise on the same terms and conditions to which such assumed options were subject prior to the assumption except for adjustments to the exercise price and quantity of underlying shares (the Option Exchange). The methodology used in the Option Exchange was intended to preserve the intrinsic value of such assumed options pursuant to the provisions of Section 409A of the Internal Revenue Code. As a result of the Option Exchange, 5,570,580 options outstanding under the Memory Plan were exchanged for 1,216,312 options under the SGH Plan. The Option Exchange resulted in an option modification charge of $0.5 million share-based compensation expense, of which $0.3 million was recognized upon the modification (in the second quarter of fiscal 2015) and the remaining $0.2 million was recognized over the remaining service period.

Sale Impact on Share Options, Restricted Stock Awards (RSAs) and Restricted Stock Units (RSUs)

In connection with the Sale in August 2013, certain transactions occurred relating to share options, RSAs and RSUs under the SGH Plan. In connection with an Escrow Distribution (as defined in Note 2) declared on January 1, 2015 (see Note 2), the following transactions occurred in the second quarter of fiscal 2015: (a) all SGH options received a strike price reduction of $2.04 per share in order to make an equitable adjustment as required in the SGH Plan due to the extraordinary cash distribution to shareholders resulting from the Escrow Distribution and, to the extent that the strike price reduction would have gone below the strike price floor of $2.64 per share, a strike price floor payment was made; (b) for the awards under the Storage Plan that were fully or partially accelerated in August 2013 in connection with the Sale, an additional cash payment was made; and (c) all RSU unexpired and outstanding as of January 1, 2015 received an adjustment in quantity in order to make an equitable adjustment as required in the SGH Plan due to the extraordinary cash distribution to shareholders resulting from the Escrow Distribution.

Summary of Assumptions and Activity

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model that uses the assumptions noted in the following table. The fair value of the ordinary shares underlying the Company’s equity awards has, prior to the IPO, been determined by the Company’s board of directors. Because there was no public market for the Company’s ordinary shares and in the absence of recent arm’s-length cash sales transactions of the Company’s ordinary shares with independent third parties, the Company’s board of directors determined the fair value of the Company’s ordinary shares by considering at the time of grant a number of objective and subjective factors, including the following: the value of tangible and intangible assets of the Company, the present value of anticipated future cash flows of the Company, the market value of stock or equity interests in similar corporations and other entities engaged in businesses substantially similar to those engaged in by the Company, the Company’s current financial condition and anticipated expenses, control discounts for the lack of marketability, the Company’s need for additional capital, current and potential strategic relationships and competitive developments and periodic valuations from an independent third-party valuation firm.

The expected volatility is based on the historical volatilities of the common stock of comparable publicly traded companies. The expected term of options granted represents the weighted average period of time that options granted are expected to be outstanding giving consideration to vesting schedules and the historical exercise patterns. The risk-free interest rate for the expected term of the option is based on the average U.S. Treasury yield curve at the end of the quarter in which the option was granted.

The following assumptions were used to value the Company’s stock options:

	Fiscal Year Ended
	August 25,	August 26,	August 28,
	2017	2016	2015
Stock options:
Expected term (years)	6.25	6.25	6.25
Expected volatility	45.88% - 55.75%	49.46% - 54.38%	49.51% - 53.28%
Risk-free interest rate	1.89% - 2.03%	1.36% - 1.82%	1.49% - 1.72%
Expected dividends	—	—	—

SGH Plan—Options

A summary of option activity for the SGH Plan is presented below (dollars and shares in thousands, except per share data):

		Weighted	average
		average	remaining
		per share	contractual	Aggregate
		exercise	term	intrinsic
SGH Plan:	Shares	price	(years)	value
Options outstanding at August 29, 2014	657	$10.74	5.01	$12,396
Options granted (1)	1,825	23.64
Options exercised	(5)	2.64
Options forfeited and cancelled	(48)	20.82
Options outstanding at August 28, 2015	2,429	$19.62	5.37	$3,548
Options granted (2)	925	11.46
Options exercised	(43)	3.06
Options forfeited and cancelled (3)	(1,783)	23.34
Options outstanding at August 26, 2016	1,528	$10.80	7.36	$2,373
Options granted	506	15.13
Options exercised	(152)	2.68
Options forfeited and cancelled	(94)	11.64
Options outstanding at August 25, 2017	1,788	$12.66	7.61	$11,174
Options exercisable at August 25, 2017	919	$11.42	6.16	$7,164
Options vested and expected to vest at August 25, 2017	1,707	$12.56	7.52	$10,885

(1)	Includes 1,216 shares granted in connection with the Option Exchange.
(2)	Includes 811 shares granted in connection with the Tender Offer.
(3)	Includes 1,653 shares cancelled in connection with the Tender Offer.

The Black-Scholes weighted average fair value of options granted under the SGH Plan in fiscal 2017, 2016 and 2015 was $7.14, $9.60 and $6.75 per share, respectively. The total intrinsic value of employee stock options exercised in fiscal 2017, 2016 and 2015 was approximately $0.9 million, $0.4 million and $0.1 million, respectively. As of August 25, 2017, there was approximately $6.7 million of unrecognized compensation costs related to stock options under the SGH Plan, which will be recognized over a weighted average period of 2.47 years. As of August 26, 2016, there was approximately $8.2 million of unrecognized compensation costs related to stock options under the SGH Plan, which will be recognized over a weighted average period of 1.92 years.

In connection with the Escrow Distribution declared on January 1, 2015 (see Note 2), the following transactions occurred: all SGH outstanding options received a strike price reduction of $2.04 per share in order to make an equitable adjustment as required in the SGH Plan due to the extraordinary cash distribution to shareholders resulting from the Escrow Distribution and, to the extent that the strike price reduction would have gone below the strike price floor of $2.64 per share, strike price floor payments aggregating $0.9 million were made in January 2015. The strike price adjustments did not result in any additional share-based compensation expense to the Company since the fair value of the options decreased after the modification.

Memory Plan

A summary of option activity for the Memory Plan is presented below (dollars and shares in thousands except per share data):

			Weighted
		Weighted	average
		average	remaining
		per share	contractual	Aggregate
		exercise	term	intrinsic
Memory Plan:	Shares	price	(years)	value
Options outstanding at August 29, 2014	5,644	$4.84	5.34	$5,048
Options forfeited and cancelled	(73)	4.27
Options cancelled in exchange for SGH options	(5,571)	4.84
Options outstanding at August 25, 2017, August 26, 2016 and August 28, 2015	—	$—	5	$—
Options exercisable at August 25, 2017, August 26, 2016 and August 28, 2015	—	$—	—	$—
Options vested and expected to vest at August 25, 2017, August 26, 2016 and August 28, 2015	—	$—	—	$—

As a result of the Option Exchange on January 2, 2015, all 5,570,580 options outstanding under the Memory Plan were exchanged for 1,216,312 options under the SGH Plan. As a result of the Memory-WWH Merger, the Memory Plan was cancelled on January 2, 2015.

As of August 25, 2017, August 26, 2016 and August 28, 2015, there was no unrecognized compensation cost related to the Memory Plan.

Storage Plan

In connection with the Escrow Release (as defined in Note 2) additional cash payments aggregating $1.1 million were made in December 2014 to Enterprise, Memory and HRS employees in connection with the options under the Storage Plan that were accelerated and cancelled in connection with the Sale.

On February 12, 2015, the Storage Plan was cancelled as a result of the Storage-Intermediate Merger. As of August 25, 2017, August 26, 2016 and August 28, 2015, there was no unrecognized compensation cost related to the Storage Plan.

SGH Plan—RSUs and RSAs

A summary of the changes in RSAs and RSUs outstanding is presented below (dollars and shares in thousands, except per share data):

		Weighted
		average
		grant date	Aggregate
		fair value	intrinsic
SGH Plan:	Shares	per share	value
Awards outstanding at August 29, 2014	—	$—	$—
Awards granted	6	26.97
Awards outstanding at August 28, 2015	6	$26.97	$63
Awards vested and paid out	(2)	26.97
Awards outstanding at August 26, 2016	4	$26.97	$40
Awards granted	491	7.75
Awards vested and paid out	(117)	7.99
Awards outstanding at August 25, 2017	378	$7.91	$6,956

The share-based compensation expense related to RSAs and RSUs in fiscal 2017, 2016 and 2015 was approximately $1 million, $40 thousand and $30 thousand, respectively. The total fair value of shares vested in fiscal 2017, 2016 and 2015 was approximately $2 million, $16 thousand and $0, respectively.

Equity Rights and Restrictions

The holders of ordinary shares of SMART Global Holdings are entitled to such dividends and other distributions as may be declared by the board of directors of SMART Global Holdings from time-to-time, out of the funds of SMART Global Holdings lawfully available therefor.

All SMART Global Holdings shares owned by employees (Employee Shares) and owned by Lenders (Lender Shares), and all shares underlying the SMART Global Holdings options (Option Shares) and RSUs (RSU Shares; Employee Shares, Lender Shares, Option Shares and RSU Shares are collectively referred to as Restricted Shares) are subject to either the Employee Investors Shareholders Agreement dated August 26, 2011 (the Employee Investors Shareholders Agreement) or the Amended and Restated Investors Shareholders Agreement dated as of November 5, 2016 (as amended by Amendment No. 2 and subsequent amendments, the Amended and Restated Investors Shareholders Agreement; the Employee Investors Shareholders Agreement and the Amended and Restated Investors Shareholders Agreement are collectively referred to as the Shareholders Agreements). Under the terms of the Shareholders Agreements, the Restricted Shares cannot be sold or otherwise transferred except under limited circumstances and are subject to lock-up restrictions as a result of the IPO.

Additionally, all shares owned by Silver Lake and their affiliates, all Lender Shares, all Employee Shares and certain Option Shares and RSU Shares, are subject to underwriters’ lock-up agreements which, except for limited exceptions, prohibit any transactions until November 20, 2017.

(b)	Savings and Retirement Program

The Company offers a 401(k) Plan to U.S. employees, which provides for tax-deferred salary deductions for eligible U.S. employees. Employees may contribute up to 60% of their annual eligible compensation to this plan, limited by an annual maximum amount determined by the U.S. Internal Revenue Service. The Company may also make discretionary matching contributions, which vest immediately, as periodically determined by management. The matching contributions made by the Company in fiscal 2017, 2016 and 2015 were approximately $1.1 million, $0.8 million and $0.8 million, respectively.